UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2005 (June 24, 2005)

WINDROSE MEDICAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Completion of Acquisition or Disposition of Assets.

     On June 24, 2005, Windrose Medical Properties Trust (the “Company”), a self-managed specialty medical properties REIT, acquired two medical office buildings for approximately $6.9 million. The two properties represent over 40,101 rentable square feet and both are affiliated with the Rush-Copley Medical Center located in Aurora, IL.

Acquisition of Yorkville Medical Office Building, Yorkville, Illinois

     On June 24, 2005, the Company, through its operating partnership, Windrose Medical Properties, L.P. (the “Operating Partnership”), completed the acquisition of fee simple ownership interest in the Yorkville Medical Office Building located in Yorkville, Illinois. This fee simple ownership interest is held through Windrose Yorkville Properties, L.L.C., a wholly-owned subsidiary of the Operating Partnership.

     The Operating Partnership acquired the fee simple ownership interest for approximately $2.8 million. The purchase price, which was determined through negotiations between the Company and the seller, an affiliate of the Rush Copley Medical Center, was financed by $1,852,000 of new mortgage indebtedness with an interest rate equal to LIBOR plus 2.25% and having a maturity date of June 24, 2006. The balance of the purchase price was paid in cash.

     The Yorkville property consists of a two-story medical office building with 19,885 rentable square feet.

Acquisition of Rush Copley Medical Center at Fox Valley, Aurora, Illinois

     On June 24, 2005, the Company, through the Operating Partnership, completed the acquisition of fee simple ownership interest of the Rush Copley Medical Center at Fox Valley located in Aurora, Illinois. This fee simple ownership interest is held through Windrose Fox Valley Properties, L.L.C., a wholly-owned subsidiary of the Operating Partnership.

     The Operating Partnership acquired the fee simple ownership interest for approximately $4.1 million. The purchase price, which was determined through negotiations between the Company and the seller, an affiliate of Rush Copley Medical Center, was paid in cash by the Company.

     The Fox Valley property consists of a two-story medical office building with 20,216 rentable square feet located within three miles of the Rush Copley Medical Center in the Aurora, Illinois metropolitan area.

Item 9.01. Financial Statements and Exhibits.

     (a) Exhibits.

Exhibit
Number		Description of Exhibit
99.1	-	Press Release dated June 24, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: June 27, 2005	By:	/s/ C. Douglas Hanson
C. Douglas Hanson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number		Description of Exhibit
99.1	-	Press Release dated June 24, 2005

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